SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2007

ENVIRONMENTAL POWER CORPORATION

(Exact name of company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 8.01 – OTHER EVENTS

On August 14, 2007, Environmental Power Corporation (the “Company”) issued a press release reporting its second quarter financial results, announcing the sale of carbon credits, providing a business update and announcing the date, time and location of its 2007 Annual Meeting of Stockholders. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, except for the references to the Management Conference Call and the replay thereof, which are not incorporated by reference herein and shall not be deemed to be filed as a part of this Current Report.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release, dated August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Michael E. Thomas
Michael E. Thomas Senior Vice President, Chief Financial Officer and Treasurer

Dated: August 15, 2007